UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                               September 28, 2005

                           FMS Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

        New Jersey                        0-17353                  22-2916440
---------------------------       ------------------------       -------------
State or other jurisdiction       (Commission File Number)       (IRS Employer
of incorporation)                                                Identification
Number)

3 Sunset Road, Burlington, New Jersey                           08016
----------------------------------------                     -----------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (609)386-2400
                                                    -------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


                           FMS FINANCIAL CORPORATION
                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 8.01. Other Events
-----------------------

         On September 28, 2005, the Board of Directors of FMS Financial Corporation (the "Company") authorized the repurchase in the open market of up to 200,000 shares of the Company's outstanding common stock. The Company has 6,502,960 shares of common stock outstanding. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    FMS FINANCIAL CORPORATION


Date: September 28, 2005            By: /s/Craig W. Yates
                                        ----------------------------------------
                                        Craig W. Yates
                                        President and Chief Executive Officer



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